UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor

New York, New York 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2018, at the Annual Meeting of Stockholders (the “Annual Meeting”) of ExlService Holdings, Inc. (the “Company”), the Company’s stockholders approved the 2018 Omnibus Incentive Plan (the “2018 Plan”), which, among other things, reserves 3,175,000 shares of the Company’s common stock for grants of a variety of types of awards, including options, stock appreciation rights, restricted stock, restricted stock units (time-vested or performance-vested), phantom stock awards, stock bonuses and/or cash bonus awards, and sets annual limits on the number of shares and the cash value that may be granted to a participant with respect to each type of award.

The description in the first paragraph of this Item 5.02 is qualified in its entirety by reference to the 2018 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K. For a more complete description of the 2018 Plan, please refer to “Proposal 4: Approval of the 2018 Omnibus Incentive Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission in connection with the Annual Meeting.

The forms of award agreements pursuant to which recipients may be granted awards under the 2018 Plan are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2018, at the Annual Meeting, the Company’s stockholders voted on the following items: (1) the election of three Class III members of the board of directors of the Company for a term of three years each, (2) the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2018; (3) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”); and (4) the approval of the 2018 Plan.

Proposal 1. Each of the three nominees for election to the board of directors was duly elected to serve as a director until the annual meeting of stockholders in 2021 or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Deborah Kerr	30,935,715	382,046	3,471	1,647,168
Nitin Sahney	30,122,323	1,197,623	1,286	1,647,168
Garen Staglin	30,778,422	539,339	3,471	1,647,168

Proposal 2. The proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2018 was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
32,648,765	318,869	766	—

Proposal 3. The Say-on-Pay proposal was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
29,625,796	1,690,530	4,906	1,647,168

Proposal 4. The proposal to approve the 2018 Plan was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
29,426,295	1,894,011	926	1,647,168

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description

10.1	ExlService Holdings, Inc. 2018 Omnibus Incentive Plan
10.2	Form of Restricted Stock Unit Agreement (U.S. Executive Officers Combined)
10.3	Form of Restricted Stock Unit Agreement (International Executive Officers)
10.4	Form of Restricted Stock Unit Agreement (Directors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 19, 2018	By:	/s/ Nancy Saltzman
	Name:	Nancy Saltzman
	Title:	Executive Vice President, General Counsel and Secretary